                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON, MALLARY L. REZNIK and MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to
(i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                           FILE NO.
---------------                    ----------------------
FS Variable Separate Account       033-85014 / 811-08810
                                   333-101487 / 811-08810
                                   333-45946 / 811-08810
                                   333-102137 / 811-08810
                                   333-128124 / 811-08810
                                   333-143999 / 811-08810
                                   333-146491 / 811-08810
                                   333-146429 / 811-08810
                                   333-146434 / 811-08810
                                   333-146433 / 811-08810
                                   333-147008 / 811-08810
                                   333-157198 / 811-08810

FS Variable Annuity Account One    033-39888 / 811-06313

FS Variable Annuity Account Two    033-81470 / 811-08624

FS Variable Annuity Account Five   333-118218 / 811-08369
                                   333-116026 / 811-08369
                                   333-146455 / 811-08369
                                   333-146452 / 811-08369
                                   333-147681 / 811-08369

FS Variable Annuity Account Nine   333-118225 / 811-21230



/s/ JAY S. WINTROB                 Chief Executive Officer, President &    April 23, 2009
--------------------------------                 Director
JAY S. WINTROB                         (Principal Executive Officer)


/s/ BRUCE R. ABRAMS                              Director                  April 23, 2009
--------------------------------
BRUCE R. ABRAMS



                                POWER OF ATTORNEY

/s/ M. BERNARD AIDINOFF                          Director                  April 23, 2009
--------------------------------
M. BERNARD AIDINOFF


/s/ MICHAEL J. AKERS                             Director                  April 23, 2009
--------------------------------
MICHAEL J. AKERS


/s/ PATRICK J. FOLEY                             Director                  April 23, 2009
--------------------------------
PATRICK J. FOLEY


/s/ N. SCOTT GILLIS                       Senior Vice President,           April 23, 2009
--------------------------------         Chief Financial Officer &
N. SCOTT GILLIS                                  Director
                                       (Principal Financial Officer)


/s/ JANA W. GREER                                Director                  April 23, 2009
--------------------------------
JANA W. GREER


/s/ JACK R. HARNES                               Director                  April 23, 2009
--------------------------------
JACK R. HARNES


/s/ DAVID L. HERZOG                              Director                  April 23, 2009
--------------------------------
DAVID L. HERZOG


/s/ JOHN I. HOWELL                               Director                  April 23, 2009
--------------------------------
JOHN I. HOWELL


/s/ CHRISTINE A. NIXON                           Director                  April 23, 2009
--------------------------------
CHRISTINE A. NIXON


/s/ CHRISTOPHER J. SWIFT                         Director                  April 23, 2009
--------------------------------
CHRISTOPHER J. SWIFT


/s/ STEWART R. POLAKOV                    Senior Vice President &          April 23, 2009
--------------------------------                 Controller
STEWART R. POLAKOV                    (Principal Accounting Officer)


                                 Page 2 of 2